UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 6, 2022
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On January 30, 2022, Earthstone Energy, Inc. (“Earthstone”), Earthstone Energy Holdings, LLC, a subsidiary of Earthstone (“EEH”), as buyer, and Bighorn Asset Company, LLC, a Delaware limited liability company (“Bighorn”), as seller, entered into a Purchase and Sale Agreement (the “Bighorn Agreement”).

On February 15, 2022, Earthstone, EEH, Chisholm Energy Operating, LLC (“OpCo”) and Chisholm Energy Agent, Inc. (“Agent” and collectively with OpCo, “Chisholm”), collectively as seller, consummated the transactions contemplated in the Purchase and Sale Agreement dated December 15, 2021 by and among Earthstone, EEH and Chisholm (the “Chisholm Agreement”).

Attached as Exhibit 99.1 hereto are the unaudited pro forma condensed combined financial statements of Earthstone as of and for the year ended December 31, 2021.

Attached as Exhibit 99.2 hereto are the consolidated financial statements of Bighorn Permian Resources, LLC (“Bighorn Permian”) as of December 31, 2021 and for the period from February 2, 2021 to December 31, 2021.

Attached as Exhibit 99.3 hereto are the consolidated financial statements of Chisholm Energy Holdings, LLC (“Chisholm Holdings”) as of December 31, 2021 and for the years ended December 31, 2021 and 2020.

Attached as Exhibit 99.4 hereto is the report of Cawley, Gillespie & Associates, Inc. (“CGA”) concerning the proved reserves of Earthstone with NYMEX Pricing as of December 31, 2022.

Attached as Exhibit 99.5 hereto is the report of Ryder Scott Company, L.P. ("Ryder Scott") concerning the estimated future reserves and income attributable to certain leasehold and royalty interests of Bighorn Permian with SEC Pricing as of December 31, 2021.

Attached as Exhibit 99.6 hereto is the report of Ryder Scott concerning the estimated future reserves and income attributable to certain leasehold and royalty interests of Bighorn Permian with NYMEX Pricing as of December 31, 2021.

Attached as Exhibit 99.7 hereto is the report of CGA concerning the proved reserves of Chisholm Holdings with SEC Pricing as of December 31, 2021.

Attached as Exhibit 99.8 hereto is the report of CGA concerning the proved reserves of Chisholm Holdings with NYMEX Pricing as of December 31, 2021.

Attached as Exhibit 99.9 hereto is supplemental information provided by Earthstone.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8 and Exhibit 99.9, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, Earthstone makes no admission as to the materiality of any information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8 and Exhibit 99.9, that is required to be disclosed solely by Regulation FD.

There is no assurance that the transactions contemplated by the Bighorn Agreement will be consummated. Earthstone urges you to read the section entitled “Risk Factors” in Earthstone’s annual report on Form 10-K for the year ended December 31, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “forecast,” “guidance,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the proposed closing of the Bighorn Agreement and the expected benefits of the recent acquisitions completed in 2021 and 2022 to Earthstone and its stockholders, the anticipated closing of the Bighorn Agreement or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of Earthstone, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to complete the acquisition of the assets pursuant to the Bighorn Agreement on anticipated terms and timetable; Earthstone’s ability to integrate its combined operations successfully after recent acquisitions completed in 2021 and 2022, and the Bighorn Agreement and achieve anticipated benefits from them; the possibility that various closing conditions for the Bighorn Agreement may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone, or related to the recent acquisitions completed in 2021 and 2022, or the Bighorn Agreement; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Earthstone credit facility; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; Earthstone’s ability to successfully complete any potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior management or technical personnel. Earthstone’s annual report on Form 10-K for the year ended December 31, 2021, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial statements of Earthstone Energy, Inc. as of and for the year ended December 31, 2021.
99.2	Consolidated financial statements of Bighorn Permian Resources, LLC as of December 31, 2021 and for the period from February 2, 2021 to December 31, 2021.
99.3	Consolidated financial statements of Chisholm Energy Holdings, LLC as of December 31, 2021 and for the years ended December 31, 2021 and 2020.
99.4	Report of Cawley, Gillespie & Associates, Inc. (NYMEX Pricing).
99.5	Report of Ryder Scott Company, L.P. (SEC Pricing).
99.6	Report of Ryder Scott Company, L.P. (NYMEX Pricing).
99.7	Report of Cawley, Gillespie & Associates, Inc. (SEC Pricing).
99.8	Report of Cawley, Gillespie & Associates, Inc. (NYMEX Pricing).
99.9	Supplemental Information dated April 6, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	April 6, 2022	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration